Exhibit 10.41

STOCK CONTRIBUTION AND EXCHANGE AGREEMENT

This Stock Contribution Agreement (this “Agreement”) is made as of April 17, 2012 by and among Carib Holdings, Inc. a corporation organized under the laws of the Commonwealth of Puerto Rico (the “Company”), Carib Latam Holdings, Inc., a corporation organized under the laws of the Commonwealth of Puerto Rico (“Parent”) and each of the holders of shares of common stock of the Company listed on Schedule I attached hereto (each a “Holder”).

RECITALS

A.	The Holders collectively own all of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”).

B.	Each of the Holders desires to contribute to Parent, and Parent desires to accept from each such Holder, the number and class of shares of Company Common Stock owned by such Holder, as set forth on Schedule I attached hereto, in exchange for an issuance by Parent to such Holder of the same number and class of shares of common stock, par value $0.01 per share, of Parent (the “Parent Common Stock”).

C.	As a condition to the issuance of any shares of Parent Common Stock, the parties hereto desire to enter into a Stockholder Agreement, in the form attached hereto as Exhibit A (as amended, modified or supplemented from time to time, the “Parent Stockholder Agreement”), which agreement shall, among other things, set forth certain rights and restrictions in respect of the share of Parent Common Stock and also amend, restate and supersede the Stockholder Agreement, dated September 30, 2010 (as amended on February 11, 2011), by and among Carib Holdings, Inc. and its stockholders.

D.	The contributions of Company Common Stock contemplated hereby and the subsequent Conversion (as defined below) are intended to be a tax-free reorganization pursuant to Section 368(a) of the United States Internal Revenue Code of 1986, as amended and Section 1034.04(g) of the 2011 Puerto Rico Internal Revenue Code, as amended.

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

THE CONTRIBUTION AND EXCHANGE

1.1 Contribution and Exchange of Shares of Class A Common Stock.

(a) Contribution. Contemporaneously with the execution and delivery of this Agreement, each Holder of shares of class A voting common stock of the Company (the “Company Class A Common Stock”) and each Holder of shares of class B non-voting common stock of the Company (the “Company Class B Common Stock”) shall contribute, transfer, grant, assign and deliver to Parent all of its right, title and interest in and to all shares of Company Common Stock owned by such Holder, as set forth on Schedule I attached hereto (the “Contributed Shares”), free and clear of all liens, charges, claims, encumbrances or other restrictions of any kind (“Liens”), other than restrictions under applicable securities laws and restrictions set forth in the Company’s organizational documents or in that certain Stockholder Agreement, dated as of September 30, 2010, by and among the Company and its stockholders (as amended, the “Original Stockholder Agreement”).

(b) Exchange. In exchange for (i) each share of Company Class A Common Stock contributed by a Holder, the Company shall issue to such Holder one share of class A voting common stock of Parent (“Parent Class A Common Stock”) and (ii) each share of Company Class B Common Stock contributed by a Holder, one share of class B non-voting common stock of Parent (the “Parent Class B Common Stock”), in each case, free and clear of all Liens, other than restrictions under applicable securities laws and restrictions set forth in Parent’s organizational documents or in the Parent Stockholder Agreement.

1.2 Closing Deliverables.

(a) Deliverables by the Holders. In order to effectuate the contributions and exchanges described in Section 1.1 of this Agreement, contemporaneously with the execution and delivery of this Agreement, each Holder shall deliver or cause to be delivered to Parent, original stock certificates evidencing the shares of Company Class A Common Stock or Company Class B Common Stock, as applicable, owned by such Holder, together with duly executed stock powers attached in proper form for transfer to Parent.

(b) Deliverables by Parent. In order to effectuate the contributions and exchanges described in Section 1.1 of this Agreement, contemporaneously with the execution and delivery of this Agreement, Parent shall deliver or cause to be delivered to each Holder, a stock certificate in the name of such Holder for the number of fully paid and non-assessable shares of Parent Class A Common Stock or Parent Class B Common Stock, as applicable, to be issued to such Holder in accordance with the terms and conditions set forth in this Agreement.

1.3 Miscellaneous.

(a) No Further Ownership Rights in Shares of Company Common Stock. All shares of Parent Common Stock issued pursuant to this Agreement will be deemed to have been issued in full satisfaction of all rights pertaining to the shares of Company Common Stock exchanged therefor.

(b) Lost, Stolen or Destroyed Certificates. If any stock certificate representing shares of Company Common Stock (each a “Company Stock Certificate”) has been lost, stolen or destroyed, Parent will issue the applicable number and class of shares of Parent Common Stock deliverable in respect thereof upon (i) the making of an affidavit of that fact by the person or entity claiming such Company Stock Certificate to be lost, stolen or destroyed and (ii) the posting by such person or entity of a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against it with respect to such Company Stock Certificate.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Company. The Company represents and warrants to Parent and to each of the Holders as follows:

(a) Due Organization. The Company (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly authorized to conduct its business and is in good standing under the laws of each jurisdiction where such qualification is required, and (iii) has the requisite corporate power and authority necessary to own or lease its properties and to carry on its businesses as currently conducted. There is no pending or, to the Company’s knowledge, threatened action or other proceeding for its dissolution, liquidation, insolvency or rehabilitation.

(b) Authorization; Enforceability. The Company has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by the Company of this Agreement has been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, reorganization, liquidation, moratorium, or similar events affecting the Company or its assets, or by general principles of equity.

2.2 Representations and Warranties of Parent. Parent represents and warrants to the Company and to each of the Holders as follows:

(a) Due Organization. Parent (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly authorized to conduct its business and is in good standing under the laws of each jurisdiction where such qualification is required, and (iii) has the requisite corporate power and authority necessary to own or lease its properties and to carry on its businesses as currently conducted. There is no pending or, to Parent’s knowledge, threatened action or other proceeding for its dissolution, liquidation, insolvency or rehabilitation.

(b) Authorization; Enforceability. Parent has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Parent of this Agreement has been duly authorized by all necessary action on the part of Parent. This Agreement has been duly executed and delivered by Parent and is the legal, valid and binding obligation of Parent enforceable against Parent in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, reorganization, liquidation, moratorium, or similar events affecting Parent or its assets, or by general principles of equity.

(c) Issuance of Shares of Parent Common Stock. Upon issuance, all of the shares of Parent Common Stock to be issued pursuant to this Agreement, will have been duly authorized and validly issued, fully paid and nonassessable.

2.3 Representations and Warranties of the Holders. Each Holder represents and warrants to the Company, Parent and each of the other Holders as follows:

(a) Authority. Such Holder has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery, and performance by such Holder of this Agreement has been duly authorized by all necessary action on the part of such Holder. This Agreement has been duly executed and delivered by such Holder and is the legal, valid and binding obligation of Holder enforceable against Holder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, reorganization, liquidation, moratorium, or similar events affecting such Holder or its assets, or by general principles of equity.

(b) Ownership of Company Common Stock. Such Holder is the record and beneficial owner of the number and class of shares of Company Common Stock set forth opposite such Holder’s name on Schedule I attached hereto, in each case free and clear of all Liens, other than restrictions under applicable securities laws and restrictions set forth in the Company’s organizational documents or in the Original Stockholder Agreement. Except for the share of Company Common Stock set forth opposite such Holder’s name on Schedule I attached hereto, such Holder is not the record or beneficial owner of any shares of capital stock of the Company. Upon the contribution by such Holder of the shares of Company Common Stock set forth opposite such Holder’s name on Schedule I attached hereto, Parent will acquire good, marketable and unencumbered title thereto, free and clear of all Liens, other than restrictions under applicable securities laws and restrictions set forth in the Company’s organizational documents or in the Original Stockholder Agreement.

(c) Investment Related Representation and Warranties. Such Holder represents and warrants that each of the representations and warranties made by it and set forth in Section 7(a)(iv) of the Parent Stockholder Agreement is true, correct and complete in all respects.

ARTICLE III

ADDITIONAL AGREEMENTS

3.1 Agreements with Respect to Company Options.

(a) Assumption of Company Options. At and as of the Effective Date, automatically and without any action on the part of the holder thereof, Parent will assume each option to purchase shares of Company Class B Common Stock (each a “Company Option”) outstanding immediately prior to the Effective Date and each such Company Option will become an option (each, a “Parent Option”) to purchase, at an exercise price per share equal to the per share exercise price of such Company Option and upon the same terms and conditions as such Company Option, the number of shares of Parent Class B Common Stock equal to the number of shares of Company Class B Common Stock issuable upon the exercise of such Company Option.

(b) Reservation of Shares. Following the Effective Date, Parent will take all corporate actions necessary to reserve for issuance a sufficient number of shares of Parent Class B Common Stock for delivery upon exercise of the Company Options that Parent assumes under this Section 3.1.

(c) Assumption of Equity Incentive Plan. At and as of the Effective Date, automatically and without any action on the part of any party hereto, Parent will assume the Carib Holdings, Inc. 2010 Equity Incentive Plan (as amended, modified or supplemented from time to time, the “Plan”) and all related award agreements providing for the issuance or grant of Company Options or other equity awards. Upon assumption of the Plan and the related award agreements, such amendments thereto as may be required to reflect the transactions contemplated by this Agreement will be deemed to have been made.

3.2 Agreement with Respect to Post-Contributions Merger. Following the Effective Time, in the event that one or more Holders of shares of Company Class B Common Stock does not execute and deliver a counterpart to this Agreement, Parent may, in its sole discretion, take the following actions: (a) contribute the Contributed Shares received by Parent at such time to a wholly owned subsidiary of Parent (“Merger Sub”) and (b) cause the merger of Merger Sub into the Company, with the Company as the surviving entity (the “Post-Contributions Merger”). As a result of the Post- Contributions Merger, all the shares of Company Common Stock owned by Holders that do not elect to participate in the contribution will be cancelled and the shares of Class B Common Stock held by such Holders will be converted into shares of Parent Class B Common Stock.

3.3 Agreement with Respect to Post-Contributions Conversion. Following the consummation of the contribution and exchange described in Section 1.1 of this Agreement, each of the Company and EVERTEC, Inc, a corporation organized under the laws of the Commonwealth of Puerto Rico (“EVERTEC”), shall be converted into a limited liability company organized under the laws of the Commonwealth of Puerto Rico (collectively, the “Conversion”). Each Holder, to the extent that such Holder has a right of consent or approval (if any), hereby consents to and approves the Conversion and hereby authorizes each of the Company and EVERTEC, in its sole discretion, to approve, execute and deliver any and all other documents, agreements, certificates and instruments evidencing or implementing the Conversion (including, without limitation, the adoption of a Limited Liability Company Operating Agreement and the execution and delivery of a Certificate of Conversion and a Certificate of Formation with the Department of State of the Commonwealth of Puerto Rico and the timely filing of an election to treat each of the Company and EVERTEC as a disregarded entity for U.S. federal income tax purposes and as a partnership for Puerto Rico income tax purposes effective immediately after the effective time of the contributions of Company Common Stock contemplated hereby and the Conversion).

3.4 Stockholder Agreement. Each party to this Agreement and, to the extent applicable, such party’s spouse acknowledges and agrees that the Original Stockholder Agreement is being amended and restated in the form of the Parent Stockholder Agreement and that each such party and all shares of Parent Class A Common Stock and Parent Class B Common Stock issued in accordance with this Agreement shall be bound by and subject to the Parent Stockholder Agreement.

ARTICLE IV

MISCELLANEOUS

4.1 Further Assurances. The parties hereto agree that, from time to time, they will execute and deliver to each other such additional documents and instruments as may be required in order to carry out the purposes of this Agreement.

4.2 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto, constitutes the entire agreement and understanding of the parties in respect of its subject matter and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

4.3 Assignment. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors and assigns; provided, however, that this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

4.4 Amendment. This Agreement may not be amended, modified or supplemented without the written consent of each of the parties hereto.

4.5 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Puerto Rico, without giving effect to any choice of law principles.

4.6 Headings. Headings are for reference only and shall not in any manner affect the meaning or interpretation of this Agreement.

4.7 Effectiveness; Counterparts. This Agreement shall be effective as to each of A.P. Carib Holdings, Ltd. and Popular, Inc. as of the date on which both of A.P. Carib Holdings, Ltd. and Popular, Inc. have executed this Agreement (the “Effective Date”), and following such date, this Agreement shall become effective as to each Holder as of the date on which such Holder executes this Agreement. This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CARIB LATAM HOLDINGS, INC.

By:	/s/ Carlos Ramirez
	Name:	Carlos Ramirez
	Title:	Executive Vice President

Signature Page to Stock Contribution and Exchange Agreement

CARIB HOLDINGS, INC.

By:	/s/ Carlos Ramirez
	Name:	Carlos Ramirez
	Title:	Executive Vice President

Signature Page to Stock Contribution and Exchange Agreement

AP CARIB HOLDINGS, LTD.

By:	/s/ Mark Becker
	Name:	Mark Becker
Title:

Signature Page to Stock Contribution and Exchange Agreement

POPULAR, INC.

By:	/s/ Ivan Pagan
	Name:	Ivan Pagan
	Title:	Senior Vice President

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Felix M. Villamil Pagani
Name: Felix M. Villamil Pagani

The spouse of the above signed Holder hereby executes this Agreement to acknowledge (a) the fairness of this Agreement and (b) that binding such spouse’s community interest, if any, in the shares of Company Class B Common Stock, Company Options and any other securities referred to in this Agreement to the terms of this Agreement is in such spouse’s best interest.

SPOUSE OF CLASS B HOLDER

By:	/s/ Lourdes Durand Villamil
Name: Lourdes Durand Villamil

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Carlos J. Ramirez
Name: Carlos J. Ramirez

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Jorge Rafael Hernandez Gonzalez
Name: Jorge Rafael Hernandez Gonzalez

The spouse of the above signed Holder hereby executes this Agreement to acknowledge (a) the fairness of this Agreement and (b) that binding such spouse’s community interest, if any, in the shares of Company Class B Common Stock, Company Options and any other securities referred to in this Agreement to the terms of this Agreement is in such spouse’s best interest.

SPOUSE OF CLASS B HOLDER

By:	/s/ Soraya Cheleuitte
Name: Soraya Cheleuitte

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Luis Gerardo Alvarado
Name: Luis Gerardo Alvarado

The spouse of the above signed Holder hereby executes this Agreement to acknowledge (a) the fairness of this Agreement and (b) that binding such spouse’s community interest, if any, in the shares of Company Class B Common Stock, Company Options and any other securities referred to in this Agreement to the terms of this Agreement is in such spouse’s best interest.

SPOUSE OF CLASS B HOLDER

By:	/s/ Alexandra Pilbalohor
Name: Alexandra Pilbalohor

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Miguel Vizcarrondo
Name: Miguel Vizcarrondo

The spouse of the above signed Holder hereby executes this Agreement to acknowledge (a) the fairness of this Agreement and (b) that binding such spouse’s community interest, if any, in the shares of Company Class B Common Stock, Company Options and any other securities referred to in this Agreement to the terms of this Agreement is in such spouse’s best interest.

SPOUSE OF CLASS B HOLDER

By:	/s/ J. Cardena
Name: J. Cardena

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Raul A. Aponte
Name: Raul A. Aponte

The spouse of the above signed Holder hereby executes this Agreement to acknowledge (a) the fairness of this Agreement and (b) that binding such spouse’s community interest, if any, in the shares of Company Class B Common Stock, Company Options and any other securities referred to in this Agreement to the terms of this Agreement is in such spouse’s best interest.

SPOUSE OF CLASS B HOLDER

By:	/s/ Madeline Fontanes
Name: Madeline Fontanes

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Ramon Luis Melendez
Name: Ramon Luis Melendez

The spouse of the above signed Holder hereby executes this Agreement to acknowledge (a) the fairness of this Agreement and (b) that binding such spouse’s community interest, if any, in the shares of Company Class B Common Stock, Company Options and any other securities referred to in this Agreement to the terms of this Agreement is in such spouse’s best interest.

SPOUSE OF CLASS B HOLDER

By:	/s/ Ana M. Hernóval
Name: Ana M. Hernóval

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Jose Luis Casas
Name: Jose Luis Casas

The spouse of the above signed Holder hereby executes this Agreement to acknowledge (a) the fairness of this Agreement and (b) that binding such spouse’s community interest, if any, in the shares of Company Class B Common Stock, Company Options and any other securities referred to in this Agreement to the terms of this Agreement is in such spouse’s best interest.

SPOUSE OF CLASS B HOLDER

By:	/s/ Enii Escriba
Name: Enii Escriba

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Miguel Angel Mercado Morales
Name: Miguel Angel Mercado Morales

The spouse of the above signed Holder hereby executes this Agreement to acknowledge (a) the fairness of this Agreement and (b) that binding such spouse’s community interest, if any, in the shares of Company Class B Common Stock, Company Options and any other securities referred to in this Agreement to the terms of this Agreement is in such spouse’s best interest.

SPOUSE OF CLASS B HOLDER

By:	/s/ Marena Rodriguez
Name: Marena Rodriguez

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Luisa Wert Serrano
Name: Luisa Wert Serrano

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Wanda Betancourt Diaz
Name: Wanda Betancourt Diaz

The spouse of the above signed Holder hereby executes this Agreement to acknowledge (a) the fairness of this Agreement and (b) that binding such spouse’s community interest, if any, in the shares of Company Class B Common Stock, Company Options and any other securities referred to in this Agreement to the terms of this Agreement is in such spouse’s best interest.

SPOUSE OF CLASS B HOLDER

By:	/s/ Joseph Andino
Name: Joseph Andino

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Lilia Sylvette Ramos Figueroa
Name: Lilia Sylvette Ramos Figueroa

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Luis Cabrera
Name: Luis Cabrera

The spouse of the above signed Holder hereby executes this Agreement to acknowledge (a) the fairness of this Agreement and (b) that binding such spouse’s community interest, if any, in the shares of Company Class B Common Stock, Company Options and any other securities referred to in this Agreement to the terms of this Agreement is in such spouse’s best interest.

SPOUSE OF CLASS B HOLDER

By:	/s/ Elisa Sánchez
Name: Elisa Sánchez

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ James Gonzalez, Jr.
Name: James Gonzalez, Jr.

The spouse of the above signed Holder hereby executes this Agreement to acknowledge (a) the fairness of this Agreement and (b) that binding such spouse’s community interest, if any, in the shares of Company Class B Common Stock, Company Options and any other securities referred to in this Agreement to the terms of this Agreement is in such spouse’s best interest.

SPOUSE OF CLASS B HOLDER

By:	/s/ Marin S. Lizardi
Name: Marin S. Lizardi

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Juan Jose Román Jimenez
Name: Juan Jose Román Jimenez

The spouse of the above signed Holder hereby executes this Agreement to acknowledge (a) the fairness of this Agreement and (b) that binding such spouse’s community interest, if any, in the shares of Company Class B Common Stock, Company Options and any other securities referred to in this Agreement to the terms of this Agreement is in such spouse’s best interest.

SPOUSE OF CLASS B HOLDER

By:	/s/ Maday A. Viera
Name: Maday A. Viera

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Miguel Arocho
Name: Miguel Arocho

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Marcelino Zayas
Name: Marcelino Zayas

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Maria Gois
Name: Maria Gois

The spouse of the above signed Holder hereby executes this Agreement to acknowledge (a) the fairness of this Agreement and (b) that binding such spouse’s community interest, if any, in the shares of Company Class B Common Stock, Company Options and any other securities referred to in this Agreement to the terms of this Agreement is in such spouse’s best interest.

SPOUSE OF CLASS B HOLDER

By:	/s/ Renzo Pilotta
Name: Renzo Pilotta

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

By:	/s/ Peter Harrington
Name: Peter Harrington

Signature Page to Stock Contribution and Exchange Agreement

CLASS B HOLDER

THOMAS M. WHITE 2006 TRUST

By:	/s/ Thomas M. White
	Name:	Thomas M. White
	Title:	Trustee

Signature Page to Stock Contribution and Exchange Agreement

Exhibit A

PARENT STOCKHOLDER AGREEMENT

[see attached]

Schedule I

LIST OF HOLDERS

Holder	Class of Company Common Stock	Shares of Company Common Stock
AP Carib Holdings, Ltd.	A	18,376,893
Popular, Inc.	A	17,656,231
Carlos J. Ramirez	B	18,500
Jorge R. Hernandez	B	20,500
Luis G. Alvarado	B	27,300
Miguel Vizcarrondo	B	13,400
Raul A. Aponte	B	14,800
Ramon L. Melendez	B	21,000
Jose L. Casas	B	25,100
Miguel A. Mercado	B	18,300
Luisa Wert Serrano	B	16,200
Wanda Betancourt	B	17,500
Sylvette Ramos	B	11,000
Luis Cabrera	B	15,000
James Gonzalez, Jr.	B	1,000
Maria Gois	B	1,000
Marcelino Zayas	B	2,000
Miguel Arocho	B	1,500
Juan Jose Román Jimenez	B	15,000
Thomas M. White 2006 Trust	B	25,000
Félix Villamil	B	23,094
Peter Harrington	B	14,645